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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                        PURSUANT TO SECTION 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                February 11, 1998

                       Commission file number: 33-28514-A
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                         BRYAN BANCORP OF GEORGIA, INC.
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             (Exact name of registrant as specified in its charter)

           Georgia                                   58-1861820
   -------------------------------               ------------------
   (State or other jurisdiction of               (IRS Employer
   incorporation or organization)                Identification No.)

                 9971 Ford Avenue, Richmond Hill, Georgia 31324
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               (Address of principal executive offices) (Zip Code)

                                 (912) 756-4444
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              (Registrant's telephone number, including area code)

                                 Not Applicable
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          (Former Name or Former Address, If Changed Since Last Report)


ITEM ONE. CHANGE IN CONTROL.

     See Item Five.


ITEMS TWO, THREE, AND FOUR NOT APPLICABLE.


ITEM FIVE.  OTHER EVENTS.

On February 11, 1998, Bryan Bancorp of Georgia, Inc. ("Registrant") and The Savannah Bancorp, Inc. ("Savannah") jointly announced that they had entered into a definitive agreement and plan of merger ("Agreement of Merger") of Registrant


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into  Savannah.  Savannah  is a  one-bank  holding  company.  Its  wholly  owned subsidiary, The Savannah Bank, N.A. operates four offices in the Savannah, Georgia area. Registrant is also a one-bank holding company. Its wholly owned subsidiary, Bryan Bank & Trust Company has one office located in Richmond Hill, Georgia. The proposed merger is subject to any required corporate shareholder and regulatory approvals.

Pursuant to Section 5.23 of the Agreement of Merger, Registrant represented and warranted to Savannah, as an inducement to entering the Agreement of Merger, that each of Registrant's directors (except Charles Stafford) had executed and delivered to Savannah a "Director's Agreement" in the form attached to the Agreement of Merger as Exhibit 3. Registrant will be filing an amendment to this Form 8-K for the purpose of including the Agreement of Merger , along with all exhibits thereto (including the form of Director's Agreement), as an Exhibit to this Form 8-K. Each director of Registrant (except Charles Stafford) did deliver a "Director's Agreement" to Savannah in accordance with that warranty and representation. Pursuant to Section 2 of the Director's Agreement, each of Registrant's directors (except Charles Stafford) agreed to (1) vote all shares of common stock of Registrant beneficially owned by him or her (and as to which he or she possessed sole voting power) in favor of the merger of Registrant into Savannah, (2) recommend approval of the merger to shareholders of Registrant, and (3) use his or her best efforts to effect consummation of the merger. In addition, each of Registrant's directors agreed not to sell or otherwise dispose of his or her shares of Registrant's common stock. The total number of shares beneficially owned (and as to which each director possesses sole voting power) by all directors delivering such Director's Agreements is 195,083, representing 38.789% of the common stock of Registrant. The total number of shares beneficially owned (whether or not each director has sole power to vote such shares) by all directors delivering Directors Agreements is 220,123, representing 43.76% of the common stock of Registrant.

Savannah agreed, in Section 5.23 of the Agreement of Merger, that if it failed to reelect any of Registrant's Directors to Registrant's Board during the 24 months following the closing, it would immediately pay such director the fees he or she would have earned as a director of Registrant's Board during the remainder of the 24 month period.

ITEM SIX NOT APPLICABLE.



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ITEM SEVEN.  FINANCIAL STATEMENTS AND EXHIBITS.

 (99)News release dated February 11, 1998, announcing execution of Agreement of Merger between Savannah and Registrant.

ITEMS EIGHT AND NINE NOT APPLICABLE.


                                   SIGNATURES
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Pursuant to the requirements of the Securities Exchange Act of 1934,  Registrant
has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         BRYAN BANCORP OF GEORGIA, INC.


                                         BY: /S/ E. James Burnsed
                                         ------------------------
                                         E. JAMES BURNSED, President

Date:  2/26/98
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